Exhibit 5.2

February 1, 2012

AutoNation, Inc.

200 SW 1st Avenue

Fort Lauderdale, FL 33301

Re: AutoNation, Inc. $350,000,000 of 5.500% Senior Notes due 2020

Ladies and Gentlemen:

I am Senior Vice President, Deputy General Counsel and Assistant Secretary of AutoNation, Inc., a Delaware corporation (the “Company”), and in such capacity have acted as counsel to the Company and the subsidiary guarantors of the Company listed on Schedule I hereto (each such subsidiary, a “Guarantor”), in connection with the public offering of $350,000,000 aggregate principal amount of the Company’s 5.500% Senior Notes due 2020 (the “Notes”), including the guarantees thereof (the “Guarantees”) by the subsidiary guarantors of the Company listed on Schedule I hereto (the “Guarantors”), which will be issued under the Indenture, dated as of April 14, 2010 (the “Base Indenture”), among the Company, the Guarantors and Wells Fargo Bank, National Association., as trustee, as supplemented by the Supplemental Indenture, dated as of the date hereof, to the Base Indenture (together with the Base Indenture, the “Indenture”). The Notes and the Guarantees are collectively referred to herein as the “Securities.”

This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933.

In rendering the opinion set forth herein, I have examined or caused to be examined the following”

(a) the registration statement on Form S-3 (File No. 333-157354) of the Company relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission (the “Commission”) on February 17, 2009 under the Securities Act allowing for delayed offerings pursuant to Rule 415 of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), and Post-Effective Amendment No. 1 thereto,

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filed on February 23, 2010, including information deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations (such registration statement being hereinafter referred to as the “Registration Statement”);

(b) an executed copy of the Indenture;

(c) an executed copy of the Underwriting Agreement, dated January 27, 2012 (the “Underwriting Agreement”), among the Company, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein;

(d) the form of global certificate evidencing the Securities included in the Indenture;

(e) the applicable certificate or articles of incorporation and bylaws, certificate of formation, limited liability company agreement or limited partnership agreement, as applicable, of each Guarantor, in each case as amended to date;

(f) copies of certain resolutions of the directors, managers, general partners, stockholders and/or members, as applicable, of each of the Guarantors, dated February 23, 2010; and

(g) copies of certain resolutions of the Board of Directors of the Company, dated February 12, 2009 and November 15, 2011, and resolutions of the Pricing Committee thereof, dated January 27, 2012, as certified by the Assistant Secretary of the Company.

I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the Company and the Guarantors and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and the Guarantors and others, and such other documents as I have deemed necessary or appropriate as a basis for the opinion set forth below.

In my examination, I have assumed the genuineness of all signatures, including endorsements, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts relevant to the opinions stated herein that I did not independently establish or verify, I have relied upon statements and representations of officers and other representatives of the Company, the Guarantors and others and of public officials.

I am a member of the Florida Bar and express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of Florida, (ii) the corporate and limited liability company statutes listed on Schedule II hereto, (iii) the limited partnership statutes set forth on Schedule III hereto, and (iv) the general partnership statutes set forth on Schedule IV hereto, and to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses,

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authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws (all of the foregoing being referred to as “Opined on Law”). The opinion expressed herein is based on laws in effect on the date hereof, which laws are subject to change without possible retroactive effect. I do not express any opinion as to the effect of any law (other than Opined on Law) on the opinions stated herein. Insofar as the opinion expressed herein relates to matters governed by laws other than Opined on Law, I have assumed, without having made any independent investigation, that such laws do not affect the opinion set forth herein.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions stated herein, it is my opinion that the Guarantees by the Guarantors have been duly authorized by all requisite corporate, limited liability company or partnership action, as applicable, on the part of each of the Guarantors.

The opinion stated herein is limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

I hereby consent to the filing of this opinion with the Commission as an exhibit to the Company’s Current Report on Form 8-K being filed on the date hereof and incorporated by reference into the Registration Statement. I also hereby consent to the use of my name under the heading “Legal Matters” in the prospectus forming a part of the Registration Statement. In giving this consent, I do not thereby admit that I am within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder. Subject to all qualifications, limitations, exceptions, restrictions and assumptions set forth herein, Skadden, Arps, Slate, Meagher & Flom LLP may rely on this opinion letter as if it were an addressee hereof on this date for the sole purpose of rendering its opinion letter to the Company relating to the Securities, as filed with the Commission as Exhibit 5.1 to the Company’s Current Report on Form 8-K being filed on the date hereof.

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Very truly yours,

/s/ C. Coleman G. Edmunds

C. Coleman G. Edmunds

Senior Vice President, Deputy General

Counsel and Assistant Secretary of

AutoNation, Inc.

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Schedule I

Guarantors

7 Rod Real Estate North, a Limited Liability Company

7 Rod Real Estate South, a Limited Liability Company

Abraham Chevrolet-Miami, Inc.

Abraham Chevrolet-Tampa, Inc.

ACER Fiduciary, Inc.

Al Maroone Ford, LLC

Albert Berry Motors, Inc.

Allison Bavarian

Allison Bavarian Holding, LLC

All-State Rent A Car, Inc.

American Way Motors, Inc.

AN Cadillac of WPB, LLC

AN Central Region Management, LLC

AN Chevrolet - Arrowhead, Inc.

AN CJ Valencia, Inc.

AN Collision Center of Addison, Inc.

AN Collision Center of Las Vegas, Inc.

AN Collision Center of North Houston, Inc.

AN Collision Center of Tempe, Inc.

AN Corporate Management Payroll Corp.

AN Corpus Christi Chevrolet, LP

AN Corpus Christi GP, LLC

AN Corpus Christi Imports Adv. GP, LLC

AN Corpus Christi Imports Adv., LP

AN Corpus Christi Imports GP, LLC

AN Corpus Christi Imports II GP, LLC

AN Corpus Christi Imports II, LP

AN Corpus Christi Imports, LP

AN Corpus Christi Motors, Inc.

AN Corpus Christi T. Imports GP, LLC

AN Corpus Christi T. Imports, LP

AN County Line Ford, Inc.

AN Dealership Holding Corp.

AN F. Imports of Atlanta, LLC

AN F. Imports of Hawthorne Holding, LLC

AN F. Imports of Hawthorne, Inc.

AN F. Imports of North Denver, Inc.

AN F. Imports of North Phoenix, Inc.

AN F. Imports of Roseville Holding, LLC

AN F. Imports of Roseville, Inc.

AN F. Imports of Seattle, Inc.

AN F. Imports of Sterling, LLC

AN Florida Region Management, LLC

AN Fort Myers Imports, LLC

AN Fremont Luxury Imports, Inc.

AN H. Imports of Atlanta, LLC

AN Imports of Ft. Lauderdale, Inc.

AN Imports of Seattle, Inc.

AN Imports of Spokane, Inc.

AN Imports of Stevens Creek, Inc.

AN Imports of Stevens Creek Holding, LLC

AN Imports on Weston Road, Inc.

AN Luxury Imports GP, LLC

AN Luxury Imports Holding, LLC

AN Luxury Imports of Coconut Creek, Inc.

AN Luxury Imports of Palm Beach, Inc.

AN Luxury Imports of Pembroke Pines, Inc.

AN Luxury Imports of Phoenix, Inc.

AN Luxury Imports of San Diego, Inc.

AN Luxury Imports of Sanford, Inc.

AN Luxury Imports of Sarasota, Inc.

AN Luxury Imports of Spokane, Inc.

AN Luxury Imports of Tucson, Inc.

AN Luxury Imports, Ltd.

AN Motors of Brooksville, Inc.

AN Motors of Dallas, Inc.

AN Motors of Delray Beach, Inc.

AN Motors of Englewood, Inc.

AN Motors of Memphis, Inc.

AN Motors of Scottsdale, LLC

AN Pontiac GMC Houston North GP, LLC

AN Pontiac GMC Houston North, LP

AN Seattle Motors, Inc.

AN Subaru Motors, Inc.

AN T. Imports of Atlanta, LLC

AN Texas Region Management, Ltd.

AN Tucson Imports, LLC

AN West Central Region Management, LLC

AN Western Region Management, LLC

AN/CF Acquisition Corp.

AN/GMF, Inc.

AN/KPBG Motors, Inc.

AN/MF Acquisition Corp.

AN/MNI Acquisition Corp.

AN/PF Acquisition Corp.

Anderson Chevrolet

Anderson Chevrolet Los Gatos, Inc.

Anderson Cupertino, Inc.

Appleway Chevrolet, Inc.

Atrium Restaurants, Inc.

Auto Ad Agency, Inc.

Auto Car Holding, LLC

Auto Car, Inc.

Auto Holding, LLC

Auto Mission Holding, LLC

Auto Mission Ltd.

Auto West, Inc.

Autohaus Holdings, Inc.

AutoNation Benefits Company, Inc.

AutoNation Corporate Management, LLC

AutoNation Dodge of Pembroke Pines, Inc.

AutoNation Enterprises Incorporated

AutoNation Financial Services, LLC

AutoNation Fort Worth Motors, Ltd.

AutoNation GM GP, LLC

AutoNation Holding Corp.

AutoNation Imports of Katy GP, LLC

AutoNation Imports of Katy, L.P.

AutoNation Imports of Lithia Springs, Inc.

AutoNation Imports of Longwood, Inc.

AutoNation Imports of Palm Beach, Inc.

AutoNation Imports of Winter Park, Inc.

AutoNation Motors Holding Corp.

AutoNation Motors of Lithia Springs, Inc.

AutoNation North Texas Management GP, LLC

AutoNation Northwest Management, LLC

AutoNation Orlando Venture Holdings, Inc.

AutoNation Realty Corporation

AutoNation USA of Perrine, Inc.

AutoNation V. Imports of Delray Beach, LLC

AutoNationDirect.com, Inc.

Bankston Auto, Inc.

Bankston Chrysler Jeep of Frisco, L.P.

Bankston CJ GP, LLC

Bankston Ford of Frisco, Ltd. Co.

Bankston Nissan in Irving, Inc.

Bankston Nissan Lewisville GP, LLC

Bankston Nissan Lewisville, Ltd.

Bargain Rent-A-Car

Batfish, LLC

BBCSS, Inc.

Beach City Chevrolet Company, Inc.

Beach City Holding, LLC

Beacon Motors, Inc.

Bell Dodge, L.L.C.

Bengal Motor Company, Ltd.

Bengal Motors, Inc.

Bill Ayares Chevrolet, LLC

Bledsoe Dodge, LLC

Bob Townsend Ford, Inc.

Body Shop Holding Corp.

BOSC Automotive Realty, Inc.

Brown & Brown Chevrolet - Superstition Springs, LLC

Brown & Brown Chevrolet, Inc.

Brown & Brown Nissan Mesa, LLC

Brown & Brown Nissan, Inc.

Buick Mart Limited Partnership

Bull Motors, LLC

C. Garrett, Inc.

Carlisle Motors, LLC

Carwell Holding, LLC

Carwell, LLC

Cerritos Body Works Holding, LLC

Cerritos Body Works, Inc.

Champion Chevrolet Holding, LLC

Champion Chevrolet, LLC

Champion Ford, Inc.

Charlie Hillard, Inc.

Charlie Thomas Chevrolet GP, LLC

Charlie Thomas Chevrolet, Ltd.

Charlie Thomas Chrysler-Plymouth, Inc.

Charlie Thomas’ Courtesy Ford, Ltd.

Charlie Thomas’ Courtesy GP, LLC

Charlie Thomas Courtesy Leasing, Inc.

Charlie Thomas F. GP, LLC

Charlie Thomas Ford, Ltd.

Chesrown Auto, LLC

Chesrown Chevrolet, LLC

Chesrown Collision Center, Inc.

Chesrown Ford, Inc.

Chevrolet World, Inc.

Chuck Clancy Ford of Marietta, LLC

CJ Valencia Holding, LLC

Coastal Cadillac, Inc.

Consumer Car Care Corporation

Contemporary Cars, Inc.

Cook-Whitehead Ford, Inc.

Corporate Properties Holding, Inc.

Costa Mesa Cars Holding, LLC

Costa Mesa Cars, Inc.

Courtesy Auto Group, Inc.

Courtesy Broadway, LLC

Covington Pike Motors, Inc.

CT Intercontinental GP, LLC

CT Intercontinental, Ltd.

CT Motors, Inc.

D/L Motor Company

Deal Dodge of Des Plaines, Inc.

Dealership Properties, Inc.

Dealership Realty Corporation

Desert Buick-GMC Trucks, L.L.C.

Desert Chrysler-Plymouth, Inc.

Desert Dodge, Inc.

Desert GMC, L.L.C.

Dobbs Ford of Memphis, Inc.

Dobbs Ford, Inc.

Dobbs Mobile Bay, Inc.

Dobbs Motors of Arizona, Inc.

Dodge of Bellevue, Inc.

Don Mealey Chevrolet, Inc.

Don Mealey Imports, Inc.

Don-A-Vee Jeep Eagle, Inc.

Driver’s Mart Worldwide, Inc.

Eastgate Ford, Inc.

Ed Mullinax Ford, LLC

Edgren Motor Company, Inc.

Edgren Motor Holding, LLC

El Monte Imports Holding, LLC

El Monte Imports, Inc.

El Monte Motors Holding, LLC

El Monte Motors, Inc.

Elmhurst Auto Mall, Inc.

Emich Chrysler Plymouth, LLC

Emich Dodge, LLC

Emich Oldsmobile, LLC

Emich Subaru West, LLC

Empire Services Agency, Inc.

Financial Services GP, LLC

Financial Services, Ltd.

First Team Automotive Corp.

First Team Ford of Manatee, Ltd.

First Team Ford, Ltd

First Team Imports, Ltd.

First Team Jeep Eagle, Chrysler-Plymouth, Ltd.

First Team Management, Inc.

First Team Premier, Ltd.

Fit Kit Holding, LLC

Fit Kit, Inc.

Florida Auto Corp.

Ford of Garden Grove Limited Partnership

Ford of Kirkland, Inc.

Fox Chevrolet, LLC

Fox Imports, LLC

Fox Motors, LLC

Fred Oakley Motors, Inc.

Fremont Luxury Imports Holding, LLC

Ft. Lauderdale Nissan, Inc.

G.B. Import Sales & Service Holding, LLC

G.B. Import Sales & Service, LLC

Gene Evans Ford, LLC

George Sutherlin Nissan, LLC

Government Boulevard Motors, Inc.

Gulf Management, Inc.

Hayward Dodge, Inc.

Hillard Auto Group, Inc.

Hollywood Imports Limited, Inc.

Hollywood Kia, Inc.

Horizon Chevrolet, Inc.

House of Imports Holding, LLC

House of Imports, Inc.

Houston Auto M. Imports Greenway, Ltd.

Houston Auto M. Imports North, Ltd.

Houston Imports Greenway GP, LLC

Houston Imports North GP, LLC

Irvine Imports Holding, LLC

Irvine Imports, Inc.

Irvine Toyota/Nissan/Volvo Limited Partnership

Jemautco, Inc.

Jerry Gleason Chevrolet, Inc.

Jerry Gleason Dodge, Inc.

Jim Quinlan Chevrolet Co.

Joe MacPherson Ford

Joe MacPherson Imports No. I

Joe MacPherson Infiniti

Joe MacPherson Infiniti Holding, LLC

Joe MacPherson Oldsmobile

John M. Lance Ford, LLC

J-R Advertising Company

J-R Motors Company North

J-R Motors Company South

JRJ Investments, Inc.

J-R-M Motors Company Northwest, LLC

Kenyon Dodge, Inc.

King’s Crown Ford, Inc.

L.P. Evans Motors WPB, Inc.

L.P. Evans Motors, Inc.

Lance Children, Inc.

Leesburg Imports, LLC

Leesburg Motors, LLC

Les Marks Chevrolet, Inc.

Lew Webb’s Ford, Inc.

Lew Webb’s Irvine Nissan Holding, LLC

Lew Webb’s Irvine Nissan, Inc.

Lewisville Imports GP, LLC

Lewisville Imports, Ltd.

Lexus of Cerritos Limited Partnership

Lot 4 Real Estate Holdings, LLC

MacHoward Leasing

MacHoward Leasing Holding, LLC

MacPherson Enterprises, Inc.

Magic Acquisition Corp.

Magic Acquisition Holding, LLC

Marks Family Dealerships, Inc.

Marks Transport, Inc.

Maroone Chevrolet Ft. Lauderdale, Inc.

Maroone Chevrolet, LLC

Maroone Dodge, LLC

Maroone Ford, LLC

Maroone Management Services, Inc

MC/RII, LLC

Mealey Holdings, Inc.

Mechanical Warranty Protection, Inc.

Metro Chrysler Jeep, Inc.

Midway Chevrolet, Inc.

Mike Hall Chevrolet, Inc.

Mike Shad Chrysler Plymouth Jeep Eagle, Inc.

Mike Shad Ford, Inc.

Miller-Sutherlin Automotive, LLC

Mission Blvd. Motors, Inc.

Mr. Wheels Holding, LLC

Mr. Wheels, Inc.

Mullinax East, LLC

Mullinax Ford North Canton, Inc.

Mullinax Ford South, Inc.

Mullinax Lincoln Mercury, Inc.

Mullinax Used Cars, Inc.

Naperville Imports, Inc.

Newport Beach Cars Holding, LLC

Newport Beach Cars, LLC

Nichols Ford, Ltd.

Nichols GP, LLC

Nissan of Brandon, Inc.

Northpoint Chevrolet, LLC

Northpoint Ford, Inc.

Northwest Financial Group, Inc.

Ontario Dodge, Inc.

Oxnard Venture Holdings, Inc.

Payton-Wright Ford Sales, Inc.

Peyton Cramer Automotive

Peyton Cramer Automotive Holding, LLC

Peyton Cramer F. Holding, LLC

Peyton Cramer Ford

Peyton Cramer Infiniti

Peyton Cramer Infiniti Holding, LLC

Peyton Cramer Jaguar

Peyton Cramer Lincoln-Mercury

Peyton Cramer LM Holding, LLC

Pierce Automotive Corporation

Pierce, LLC

Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.

Plains Chevrolet GP, LLC

Plains Chevrolet, Ltd.

PMWQ, Inc.

PMWQ, Ltd.

Port City Imports, Inc.

Prime Auto Resources, Inc.

Quality Nissan GP, LLC

Quality Nissan, Ltd.

Quinlan Motors, Inc.

R. Coop Limited

R.L. Buscher II, Inc.

R.L. Buscher III, Inc.

Real Estate Holdings, Inc.

Republic DM Property Acquisition Corp.

Republic Resources Company

Republic Risk Management Services, Inc.

Resources Aviation, Inc.

RI Merger Corp.

RI/BB Acquisition Corp.

RI/BBNM Acquisition Corp

RI/BRC Real Estate Corp.

RI/DM Acquisition Corp.

RI/Hollywood Nissan Acquisition Corp.

RI/LLC Acquisition Corp.

RI/LLC-2 Acquisition Corp.

RI/RMC Acquisition GP, LLC

RI/RMC Acquisition, Ltd.

RI/RMP Acquisition Corp.

RI/RMT Acquisition GP, LLC

RI/RMT Acquisition, Ltd.

RI/WFI Acquisition Corporation

RKR Motors, Inc.

Roseville Motor Corporation

Roseville Motor Holding, LLC

Sahara Imports, Inc.

Sahara Nissan, Inc.

Saul Chevrolet Holding, LLC

SCM Realty, Inc.

Shamrock F. Holding, LLC

Shamrock Ford, Inc.

Six Jays LLC

SMI Motors Holding, LLC

SMI Motors, Inc.

Smythe European Holding, LLC

Smythe European, Inc.

Southwest Dodge, LLC

Spitfire Properties, Inc.

Star Motors, LLC

Steakley Chevrolet GP, LLC

Steakley Chevrolet, Ltd.

Steeplechase Motor Company

Steve Moore Chevrolet Delray, LLC

Steve Moore Chevrolet, LLC

Steve Moore’s Buy-Right Auto Center, Inc.

Stevens Creek Holding, LLC

Stevens Creek Motors, Inc.

Sunrise Nissan of Jacksonville, Inc.

Sunrise Nissan of Orange Park, Inc.

Sunset Pontiac-GMC Truck South, Inc.

Sunset Pontiac-GMC, Inc.

Superior Nissan, Inc.

Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC

Sutherlin H. Imports, LLC

Sutherlin Imports, LLC

Sutherlin Nissan, LLC

Sutherlin Town Center, Inc.

Tartan Advertising, Inc.

Tasha Incorporated

Taylor Jeep Eagle, LLC

Terry York Motor Cars Holding, LLC

Terry York Motor Cars, Ltd.

Texan Ford Sales, Ltd.

Texan Ford, Inc.

Texan Sales GP, LLC

Texas Management Companies LP, LLC

The Consulting Source, Inc.

The Pierce Corporation II, Inc.

Tinley Park A. Imports, Inc.

Tinley Park J. Imports, Inc.

Tinley Park V. Imports, Inc.

Torrance Nissan Holding, LLC

Torrance Nissan, LLC

Tousley Ford, Inc.

Toyota Cerritos Limited Partnership

Triangle Corporation

T-West Sales & Service, Inc.

Valencia B. Imports Holding, LLC

Valencia B. Imports, Inc.

Valencia Dodge

Valencia Dodge Holding, LLC

Valencia H. Imports Holding, LLC

Valencia H. Imports, Inc.

Valley Chevrolet, LLC

Vanderbeek Motors Holding, LLC

Vanderbeek Motors, Inc.

Vanderbeek Olds/GMC Truck, Inc.

Vanderbeek Truck Holding, LLC

Village Motors, LLC

Vince Wiese Chevrolet, Inc.

Vince Wiese Holding, LLC

W.O. Bankston Nissan, Inc.

Wallace Dodge, LLC

Wallace Ford, LLC

Wallace Lincoln-Mercury, LLC

Wallace Nissan, LLC

Webb Automotive Group, Inc.

West Colton Cars, Inc.

West Side Motors, Inc.

Westgate Chevrolet GP, LLC

Westgate Chevrolet, Ltd.

Westmont A. Imports, Inc.

Westmont B. Imports, Inc.

Westmont M. Imports, Inc.

Woody Capital Investment Company II

Woody Capital Investment Company III

Working Man’s Credit Plan, Inc.

Schedule II

Corporate and Limited Liability Company Statutes

Alabama Business Corporation Act, 2 Corporation Statutes (Aspen Law & Bus.).

Arizona Business Corporation Act, 2 Corporation Statutes (Aspen Law & Bus.).

Arizona Limited Liability Company Act, 2 Corporation Statutes (Aspen Law & Bus.).

California General Corporation Law, 2 Corporation Statutes (Aspen Law & Bus.).

Colorado Business Corporation Act, 2 Corporation Statutes (Aspen Law & Bus.).

Colorado Limited Liability Company Act, 2 Corporation Statutes (Aspen Law & Bus.).

Delaware General Corporation Law, 3 Corporation Statutes (Aspen Law & Bus.).

Delaware Limited Liability Company Act, 3 Corporation Statutes (Aspen Law & Bus.).

Florida Business Corporation Act, 3 Corporation Statutes (Aspen Law & Bus.).

Georgia Business Corporation Code, 3 Corporation Statutes (Aspen Law & Bus.).

Illinois Business Corporation Act, 3 Corporation Statutes (Aspen Law & Bus.).

Maryland General Corporation Law, 4 Corporation Statutes (Aspen Law & Bus.).

Michigan Business Corporation Act, 5 Corporation Statutes (Aspen Law & Bus.).

Minnesota Business Corporation Act, 5 Corporation Statutes (Aspen Law & Bus.).

Nevada General Corporation Law, 6 Corporation Statutes (Aspen Law & Bus.).

North Carolina Business Corporation Act, 6 Corporation Statutes (Aspen Law & Bus.).

Ohio General Corporation Law, 7 Corporation Statutes (Aspen Law & Bus.).

Ohio Limited Liability Company Act, 7 Corporation Statutes (Aspen Law & Bus.).

Tennessee Business Corporation Act, 7 Corporation Statutes (Aspen Law & Bus.).

Texas Business Corporation Act, 8 Corporation Statutes (Aspen Law & Bus.).

Texas Limited Liability Company Act, 8 Corporation Statutes (Aspen Law & Bus.).

Virginia Stock Corporation Act, 8 Corporation Statutes (Aspen Law & Bus.).

Washington Business Corporation Act, 8 Corporation Statutes (Aspen Law & Bus.).

Wyoming Limited Liability Company Act. 8 Corporation Statutes (Aspen Law & Bus.).

Schedule III

Limited Partnership Statutes

California Uniform Limited Partnership Act, 1 State Limited Partnership Laws (Prentice Hall Law & Bus.).

Delaware Revised Uniform Limited Partnership Act, 2 State Limited Partnership Laws (Aspen Law & Bus.).

Florida Revised Uniform Limited Partnership Act, 2 State Limited Partnership Laws (Aspen Law & Bus.).

Georgia Revised Uniform Limited Partnership Act, 2 State Limited Partnership Laws (Aspen Law & Bus.).

Illinois Uniform Limited Partnership Act, 2 State Limited Partnership Laws (Aspen Law & Bus.).

Texas Revised Limited Partnership Act, 6 State Limited Partnership Laws (Aspen Law & Bus.).

Schedule IV

General Partnership Statutes

Colorado Uniform Partnership Law, 2 Colorado Revised Statutes 2000 (Bradford Publishing Co.).

Delaware Revised Uniform Partnership Act, 2 State Limited Partnership Laws (Aspen Law & Bus.).